UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM 8-K/A

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): September 30, 2004


                  CHINA ENERGY & CARBON BLACK HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)


         Nevada                0-30173                  58-1667944
(State of Incorporation)(Commission File No.)(IRS Employer Identification No.)


                              386 Qingnian Avenue
                             Shenyang, China 110004
                    (Address of principal executive offices)

                              011-86-24-2318-0688
                        (Registrant's telephone number)


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS


ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


As used in this report, "we", "us," "our," "Company" or "HIHI" refers to Huayang International Holdings, Inc., a Nevada corporation.

On September 30, 2004, we entered into an Agreement for Sale of Stock (the "Agreement") with Mr. Gao Wan Jun. Pursuant to the Agreement, we agreed to sell our 95% ownership interest in Shenyang Haitong House Properties Development Ltd ("Haitong") to Mr. Gao.

As consideration for the sale of our ownership interest in Haitong, Mr. Gao and Haitong have agreed to assume and pay, and to hold us harmless from liability on our obligation to Huayang International Investment, Ltd., a British Virgin Islands corporation, in the amount of $1,710,773, which has been shown on our balance sheet as an amount due to a related party. In conjunction with the transfer of our ownership interest in Haitong to Mr. Gao, we have also agreed to write off a total of $175,505 in accounts receivable from Huayang Industry (Shenyang) Group, a company which is owned and controlled by Mr. Gao, and to cancel and write off a promissory note with a net value of $2,388,000 executed by Huayang Industry (Shenyang) Group.

On August 5, 2004, we acquired all of the issued and outstanding common stock of China Carbon Black Holding Company Limited, a Hong Kong corporation ("China Carbon Black"), in a share exchange transaction. The transaction with China Carbon Black resulted in a change in control. As a result of the change in control, we intend to change the focus of our business operations and concentrate on the business of production of natural gas and natural gas by-products conducted through our China Carbon Black subsidiary.

The sale of our ownership interest in Haitong is for the purpose of divesting our interest in the real estate operations we have been carrying on through that entity. Prior to completion of the transaction with China Carbon Black, Mr. Gao was one of our principal shareholders, and also served as one of our officers and directors. He is also the owner of the additional 5% ownership interest in Haitong which we do not own. As a result, he has been substantially involved in the business operations carried on through Haitong and has an interest in taking over the operations of that company.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial Statements of Businesses Acquired.

N / A

(b)   Pro Forma Financial Information.

      The pro forma financial data reflecting the disposition of the ownership interest in Shenyang Haitong House Properties Development Ltd. as of January 1, 2004 and July 1, 2004, which is required to be filed as part of this Current Report on Form 8-K

(c)   Exhibits.


2.1 The Agreement for Sale of Stock signed between the Company and the Mr. Gao Wan Jun on September 30, 2004 herein incorporated by reference from Form 8K filed with the Securities and Exchange Commission on October 6, 2004.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                         HUAYANG INTERNATIONAL HOLDINGS INC.
                                                        (Registrant)


Date:   December 10, 2004	By: /s/ Guo Yuan Wang, Director

                  CHINA ENERGY & CARBON BLACK HOLDINGS, INC.

                         UNAUDITED PRO FORMA COMBINED

                             FINANCIAL STATEMENTS


Unaudited Pro Forma Combined Statements of Operations for six months ended June 30, 2004   F-1
Notes to June 30, 2004 Unaudited Pro Forma Combined Financial Statements                   F-2
Unaudited Pro Forma Combined Statements of Operations for the year ended December 31, 2003 F-3
Notes to December 31, 2003 Unaudited Pro Forma Combined Financial Statements               F-4

PRO FORMA COMBINED FINANCIAL STATEMENTS


      The accompanying unaudited pro forma combined financial statements are based upon the historical condensed statements of operations of Huayang International Holdings, Inc. ("HIHI" or the "Company"). The unaudited pro forma spin off financial statements of operations for the year ended December 31, 2003 and for the six months ended June 30, 2004 have been prepared as if the spin off of Shenyang Haitong House Properties Development Ltd ("Haitong") had occurred on January 1, 2003 and January 1, 2004, respectively. The pro forma information may not be indicative of the results that actually would have occurred if the spin off had been in effect from and on the dates indicated or which may be obtained in the future.

                      HUAYANG INTERNATIONAL HOLDINGS, INC.
             UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED JUNE 30, 2004


                                                                HIHI                 PRO FORMA                    PRO FORMA
                                                           HISTORICAL               ADJUSTMENTS               AFTER SPIN OFF
							   ---------		    -----------               -------------

REVENUES                                  $                  280,438        $         (280,438)(1)         $
                                                                                                                          -

COST OF GOODS SOLD                                                 -                           -                          -

GROSS PROFIT                                                 280,438                 (280,438)
                                                                                                                          -

Cost of real estate sold                                     116,452(2)             (116,452)(2)                          -

General and Administrative Expenses                          142,237                 (82,222)(2)                    60,015
Selling and Distribution Expenses
                                                                   -                         -                            -
Impairment of real estate
                                                                   -                         -                            -
Depreciation and amortization expense                        114,796                 (114,796)(2)
                                                                                                                          -
Interest expense                                             124,695                 (124,695)(2)
                                                                                                                          -
Other operating expenses
                                                                   -                         -                            -

INCOME (LOSS) FROM OPERATIONS                              (217,742)                   157,727                     (60,015)

OTHER INCOME/(EXPENSES)

Interest income
                                                                   -                         -                            -
Other income (loss), net
                                                                   -                         -                            -

INCOME (LOSS) BEFORE INCOME TAXES                          (217,742)                   157,727                      (60,015)
Minority interest
                                                               7,886                   (7,886)(3)                         -
Income taxes
                                                                   -                         -                            -

INCOME (LOSS) BEFORE DISCONTINUOUS OPERATIONS               (209,856)                   149,841                    (60,015)

Loss from discontinued operations                                                    (149,841)(4)                 (149,841)
                                                                   -
Loss form disposal of discontinued                                                 (4,645,470)(5)               (4,645,470)
operations

LOSS FROM DISCONTINUED OPERATIONS, NET                                             (4,795,311)                  (4,795,311)
                                                                   -

COMPREHENSIVE INCOME (LOSS)                                (209,856)               (4,645,470)                  (4,855,326)

WEIGHTED AVERAGE SHARES OUTSTANDING
   Basic and diluted                                       7,700,807                                              7,700,807

LOSS PER SHARE
   Basic and diluted
                                                              (0.03)                                                 (0.63)

The accompanying notes are an integral part of the Unaudited Pro Forma Combined Financial Statements


NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

(1)  To remove the revenue of Haitong from the Company's revenue.
(2)  To remove the expenses of Haitong from the Company's expenses.
(3) To remove the minority interest that representing the 5% ownership interest of Haitong that was not consolidated to the Company.
(4) To report a loss from discontinuous operations of Haitong due to operating loss of Haitong.
(5) To report a loss from discontinuous operations of Haitong due to loss on disposal of Haitong.

                      HUAYANG INTERNATIONAL HOLDINGS, INC.
             UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 2003


                                                                HIHI                 PRO FORMA                    PRO FORMA
                                                           HISTORICAL               ADJUSTMENTS               AFTER SPIN OFF
							   ---------		    -----------                ------------

REVENUES                                  $                  523,727     $           (523,727)(1)     $
                                                                                                                          -

COST OF GOODS SOLD
                                                                   -                         -                            -

GROSS PROFIT                                                 523,727                 (523,727)
                                                                                                                          -

Cost of real estate sold
                                                                   -                         -(2)                         -
General and Administrative Expenses                          467,982                 (332,829)(2)                   135,153

Selling and Distribution Expenses
                                                                   -                         -                            -
Impairment of real estate                                 10,845,792              (10,845,792)                            -
Depreciation and amortization expense                        403,483                 (403,483)(2)
                                                                                                                          -
Interest expense                                             252,096                 (252,096)(2)
                                                                                                                          -
Other operating expenses
                                                               1,450                   (1,450)                            -

INCOME (LOSS) FROM OPERATIONS                           (11,447,076)                11,311,923                    (135,153)

OTHER INCOME/(EXPENSES)

Interest income
                                                                   -                         -                            -
Other income (loss), net
                                                                   -                         -                            -

INCOME (LOSS) BEFORE INCOME TAXES                       (11,447,076)                11,311,923                    (135,153)
Minority interest                                            565,596                 (565,596)(3)
                                                                                                                          -
Income taxes
                                                                   -                         -                            -

NET INCOME (LOSS)                                       (10,881,480)                10,746,327                    (135,153)

FOREIGN CURRENCY TRANSLATION GAIN
                                                                   -                         -                            -
                                              $                          $

INCOME (LOSS) BEFORE DISCONTINUOUS OPERATIONS            (10,881,480)                10,746,327                    (135,153)

Loss from discontinued operations                                                 (10,746,327)(4)               (10,746,327)
                                                                   -
Loss form disposal of discontinued                                                 (4,855,165)(5)                (4,855,165)
operations

LOSS FROM DISCONTINUED OPERATIONS, NET                                            (15,601,492)                  (15,601,492)
                                                                   -

COMPREHENSIVE INCOME (LOSS)                             (10,881,480)               (4,855,165)                  (15,736,645)

WEIGHTED AVERAGE SHARES OUTSTANDING
   Basic and diluted                                       7,700,807                                              7,700,807

LOSS PER SHARE
   Basic and diluted                                          (1.41)                                                 (2.04)

The accompanying notes are an integral part of the Unaudited Pro Forma Combined Financial Statements

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

(1)  To remove the revenue of Haitong from the Company's revenue.
(2)  To remove the expenses of Haitong from the Company's expenses.
(3) To remove the minority interest that representing the 5% ownership interest of Haitong that was not consolidated to the Company.
(4) To report a loss from discontinuous operations of Haitong due to operating loss of Haitong.
(5) To report a loss from discontinuous operations of Haitong due to loss on disposal of Haitong.